UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2009

GRAN TIERRA ENERGY INC.
(Exact name of Registrant as specified in its charter)

Nevada	98-0479924
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number:  000-52594

300, 625 - 11th Avenue S.W.
Calgary, Alberta, Canada T2R 0E1
 (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (403) 265-3221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 18, 2009, Gran Tierra Energy Colombia Ltd. (“Gran Tierra Colombia”), a wholly owned subsidiary of Gran Tierra Energy Inc. (“Gran Tierra”) entered into an agreement (the “Agreement”) with Ecopetrol S.A. (“Ecopetrol”) pursuant to which Gran Tierra Colombia agreed to sell to Ecopetrol, and Ecopetrol agreed to purchase from Gran Tierra Colombia, all of the volume of crude oil production produced in the Chaza Block owned by Gran Tierra Colombia.  This volume of crude oil does not include the volume of oil owned by the National Hydrocarbons Agency (ANH) corresponding to royalties.  The price at which the crude oil is to be sold is established by a formula, which varies depending on the delivery point and export point, and is generally based off of WTI (West Texas Intermediate crude price), adjusted for the quality of the crude oil, and decreased by a “marker” discount, fees for transportation and loading, transportation tax, and a handling and commercialization fees. The Agreement expires on December 31, 2010. The Agreement is in Spanish; the full text of an English translation of the Agreement is filed as Exhibit 10.1 hereto.

On November 8, 2010, Gran Tierra Colombia entered into an amendment (the “Amendment”) to the Agreement pursuant to which Gran Tierra Colombia and Ecopetrol agreed that the amount of crude oil Gran Tierra Colombia is required to sell to Ecopetrol, and Ecopetrol is required to purchase from Gran Tierra Colombia, is reduced from 100% to 90% of the volume of crude oil production produced in the Chaza Block owned by Gran Tierra Colombia (exclusive of the volume of oil owned by ANH corresponding to royalties).  The parties entered into this agreement to enable Gran Tierra Colombia to sell 10% of the volume of crude oil production produced in the Chaza Block to third parties.  The Amendment is in Spanish; the full text of an English translation of the Amendment is filed as Exhibit 10.2 hereto.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Agreement between Gran Tierra Colombia Ltd. and Ecopetrol S.A., dated December 17, 2009, and accepted December 18, 2009, with respect to the sale of crude oil from the Chaza Block.

10.2
Amendment No. 1, executed November 8, 2010, to Agreement between Gran Tierra Colombia Ltd. and Ecopetrol S.A., dated December 17, 2009 and accepted December 18, 2009, with respect to the sale of crude oil from the Chaza Block.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAN TIERRA ENERGY INC.

Dated: November 12, 2010	By:	/s/ Martin Eden
Martin Eden
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Agreement between Gran Tierra Colombia Ltd. and Ecopetrol S.A., dated December 17, 2009, and accepted December 18, 2009, with respect to the sale of crude oil from the Chaza Block.

10.2
Amendment No. 1, executed November 8, 2010, to Agreement between Gran Tierra Colombia Ltd. and Ecopetrol S.A., dated December 17, 2009 and accepted December 18, 2009, with respect to the sale of crude oil from the Chaza Block.